UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	April 10, 2023

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	NAVB	NYSE American
Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2023, Navidea Biopharmaceuticals, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Meilleur Technologies, Inc. (“Meilleur”), pursuant to which Meilleur agreed to acquire certain assets and assume certain liabilities of the Company relating to its business of developing and commercializing PET biomarkers for Alzheimer’s Disease (the “Business”). As part of the purchase price, Meilleur paid a cash payment of $250,000 to the Company at closing and agreed to make a cash payment of $500,000 to the Company within 60 days after the closing date. In addition, Meilleur agreed to make certain future payments (as part of the purchase price) to the Company, including contingent payments and milestone payments based on potential licensing events, regulatory submissions, regulatory approvals, and net sales of any approved product derived from the purchased Business.

The Agreement contains customary representations, warranties, and covenants by each party. The Agreement also contains indemnification rights for each of the Company and Meilleur for breaches of representations, warranties, and covenants, as well as certain other matters, subject to certain specified limitations.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1	Asset Purchase Agreement dated as of April 10, 2023 between Navidea Biopharmaceuticals, Inc. and Meilleur Technologies, Inc.
99.1	Press release dated April 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: April 13, 2023	By:	/s/ Joseph W. Meyer
Joseph W. Meyer
Director, Finance and Accounting
(Principal Financial Officer)

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